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                                   August 22, 1997

Commercial Transaction Center
3925 Excelsior Blvd.  Suite # 5
Minneapolis, MN.  55416


RE: TrueTraks, Inc., Stock Certificates held in Escrow

Dear Mr. Kosloske,

This irrevocable letter is being provided to you in connection with the offering by TrueTraks, Inc., a Delaware Corporation (the "company") of shares of Stock in the Company (the "Offering"). The offering is being made by TrueTraks, Inc., which will be its own underwriter. Pursuant to the terms and provisions of the offering, all funds received by the Company with respect to the first 100,000 shares of stock in the Company which will be deposited with Firstar Bank of Minnesota (Escrow Agent). At the time of successfully raising of 100,000 shares of stock and Firstar Bank releasing the minimum funds in Escrow, that Commercial Transaction Center will issue Stock in the following instructions listed below. The Company's stock will be held in Escrow until the minimum offering is raised or until the offering is withdrawn. This letter constitutes he Company's supplemental Commercial Transaction Center escrow instructions. To be held in Escrow for Commercial Transaction Center until the minimum offering is reached, then Commercial Transaction Center will distribute the Company's Stock as requested in this Escrow Agreement. The following will be the persons for stock distribution:

                                        TRUETRAKS, INC.
                                        COMMON STOCK

Garry Oglesbee  682,000  Shares         Leonard Mitchell  50,000  Shares
1408 Kit Carson Dr.                     15029 Sundance
Gallop, NM.  87301                      Wichita, KS.  67230

Lilly Beter  600,000  Shares            Lonnie Eidson  84,000  Shares
5707 Hwy. 7                             P. O. Box 5413
St. Louis Park, MN. 55416               Lake Montezuma, AZ.  86342

Michael Chappue  50,000  Shares         Dr. George Gavrell  100,000  Shares
49545 Hopi Dr.                          1433 Emmons Canyon Dr.
Parker, AZ.  85344                      Danville, CA.  94526

Karl Benz  100,000  Shares              Nelda Oglesbee  34,000  Shares
517 West Chestnut Street                P. O. Drawer D
Leadville, CO.  80461                   Sedan, KS.  67361

Jack Wiles  50,000  Shares
12940 Basswood Lane
Beaumont, Texas  77713

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Please acknowledge your receipt of these instructions, and your agreement to act in accordance therewith, by returning to Garry Oglesbee the enclosed copy of these instructions, bearing your signature in the place provided.




                                             TRUETRAKS, INCORPORATED.,
                                             a Delaware Corporation


                                             By:  /s/ Garry Oglesbee
                                                --------------------------------

                                             Title: President
                                                   -----------------------------



ACKNOWLEDGMENT AND CONSENT

The undersigned hereby acknowledges receipt of the foregoing escrow instructions on behalf of Commercial Transaction Center, Ltd. ("Commercial"), consents on behalf of Commercial to in accordance therewith, and respects and warrants to Company that the undersigned is authorized to execute this Acknowledgment and Consent on behalf of Commercial.


Date:     August  29, 1997
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                                        COMMERCIAL TRANSACTION CENTER, LTD.


                                        By:  /s/ Michael Kosloske
                                           -------------------------------------

                                        Title: President
                                              ----------------------------------